THIS FIRST AMENDMENT AGREEMENT dated the 24th day of January 2005, to a Share Purchase Agreement dated the 23rd day of December, 2004,

BETWEEN:

                  BRIAN V. SHIPSTON AND
                  THOMAS GOODFELLOW

                  (called the "Vendors")

                  AND

                  THINKPATH INC.

                  (called the "Purchaser")

WHEREAS the above-noted parties (the "Parties") have executed a Share Purchase Agreement dated the 23rd day of December, 2004 (the "Agreement");

AND WHEREAS the Agreement specifies a Closing Date of January 17, 2005;

AND WHEREAS the Parties have mutually agreed to establish a specific Closing Date herein, as set forth below;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. The Parties agree that the Closing Date shall be the 17th day of January, 2005.

2. The Parties agree that the Agreement shall be amended to the extent necessary to reflect the new Closing Date set forth above.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as at the first date written above.




                                                  BRIAN V. SHIPSTON
-----------------------------------               ------------------------------
Witness                                           Brian V. Shipston



                                                  THOMAS GOODFELLOW
-----------------------------------               ------------------------------
Witness                                           Thomas Goodfellow


                                                  THINKPATH INC.
                                                   per.

                                                  DECLAN FRENCH
                                                  ------------------------------
                                                  Declan French
                                                  I have the authority to bind
                                                  the corporation.




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